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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported): September 18, 2002


                           IndyMac ABS, Inc., (as depositor under the Pooling
                  and Servicing Agreement, dated as of September 1, 2002 providing for the issuance of the IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2002-B).

                              IndyMac ABS, Inc.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-47158           95-4685267
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
      of Incorporation)            File Number)    Identification No.)


    155 North Lake Avenue
    Pasadena, California                                  91101
    (Address of Principal                               (Zip Code)
     Executive Offices)

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       Registrant's telephone number, including area code (800) 669-2300
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

Item 5.  Other Events.
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Filing of Additional Computational Materials
--------------------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or after, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2002-B.

         In connection with the offering of the Asset-Backed Certificates, Series SPMD 2002-B, Salomon Smith Barney Inc., as one of the underwriters of the Offered Certificates, has prepared certain additional materials (the "Salomon Smith Barney Inc. Additional Computational Materials") for distribution to their potential investors. Although the Company provided Salomon Smith Barney Inc. with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Smith Barney Inc. Additional Computational Materials.

         For purposes of this Form 8-K, "Additional Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; sensitivity analysis; stress analysis; or similar information (tabular or otherwise) of a statistical, mathematical, tabular, or computational nature. The Salomon Smith Barney Inc. Additional Computational Materials, which are listed as Exhibit
99.1 hereto, are filed on Form SE dated September 19, 2002.

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         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2002-B.

Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Salomon Smith Barney Inc. Additional Computational Materials filed on Form SE dated September 19, 2002.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INDYMAC ABS, INC.



                               By: /s/ Victor H. Woodworth
                                   --------------------------------
                                     Name:  Victor H. Woodworth
                                     Title: Vice President



Dated: September 18, 2002



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Exhibit Index
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Exhibit                                                                  Page
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99.1     Salomon Smith Barney Inc. Additional Computational Materials filed on Form SE dated September 19, 2002.

                        SIDLEY AUSTIN BROWN & WOOD LLP
                              787 Seventh Avenue
                           New York, New York 10019
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                     September 19, 2002


BY MODEM
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Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:   IndyMac ABS, Inc.
               Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2002-B
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Ladies and Gentlemen:

         On behalf of IndyMac ABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for additional Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated February 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 was filed on September 19, 2002 in paper on Form SE.

                                            Very truly yours,


                                            /s/ Edward Sayago
                                            --------------------------
                                            Edward Sayago


Enclosure